UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2011

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(File number)	(I.R.S. Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 18, 2011, Bank of Marin Bancorp announced that, effective immediately, its subsidiary bank, Bank of Marin, purchased from the Federal Deposit Insurance Corporation certain assets and assumed certain liabilities of Charter Oak Bank.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.  A copy of the purchase and assumption agreement is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 7.01	Regulation Fair Disclosure

See discussion under Item 1.01

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated February 18, 2011
99.2	Purchase and Assumption Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2011	BANK OF MARIN BANCORP

	by:	/s/ Christina J. Cook
Christina J. Cook
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Press Release dated February 18, 2011	Filed herewith
99.2	Purchase and Assumption Agreement	Filed herewith